UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2013
___________

DYNEX CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-9819 (Commission File Number)	52-1549373 (IRS Employer Identification No.)

4991 Lake Brook Drive, Suite 100 Glen Allen, Virginia (Address of principal executive offices)	23060-9245 (Zip Code)

Registrant's telephone number, including area code: (804) 217-5800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Amendment to Bylaws
On April 12, 2013, the Board of Directors of Dynex Capital, Inc. (the “Company”) approved an amendment to the Company's Amended and Restated Bylaws (the “Bylaws”) in connection with the decision of director Daniel K. Osborne to not stand for reelection to the Board of Directors. The amendment decreases the size of the Board of Directors from six to five members, in each case subject to automatic increase as otherwise provided in the Company's Restated Articles of Amendment, and will become effective as of June 5, 2013, the date of the Company's 2013 Annual Meeting of Shareholders.
The text of the amendment to the Bylaws is filed as Exhibit 3.2.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01    Exhibits.
(d) Exhibits.

Exhibit No.	Description
3.2.1	Amendment to Bylaws of the Company, effective as of June 5, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEX CAPITAL, INC.

Date:	April 16, 2013	By:	/s/ Stephen J. Benedetti
Stephen J. Benedetti
Executive Vice President, Chief Operating Officer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

3.2.1	Amendment to Bylaws of the Company, effective as of June 5, 2013